provention bio, INC.

2020 INDUCEMENT PLAN

ADOPTED: October 29, 2020

1. GENERAL.

(a) Eligible Award Recipients. Awards under the Plan may only be granted to an individual not previously an Employee or Director of the Company, or to an individual following a bona fide period of non-employment with the Company, as an inducement material to the individual’s entering into employment with the Company within the meaning of Rule 5635(c)(4) of the NASDAQ Listing Rules (each such individual, an “Eligible Individual”).

(b) Available Awards. The Plan provides for the grant of the following types of Awards: (i) Nonstatutory Stock Options, (ii) SARs, (iii) Restricted Stock Unit Awards and (iv) Restricted Stock.

(c) Purpose. The Plan, through the granting of Awards, is intended to help the Company provide an inducement to secure and retain the services of Eligible Individuals, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the Eligible Individuals may benefit from increases in value of Common Stock.

2. ADMINISTRATION.

(a) Administration by the Compensation Committee. The Compensation Committee will administer the Plan; provided that the entire Board may act in lieu of the Compensation Committee on any matter hereunder. The Compensation Committee may delegate administration of the Plan to a subcommittee or members of the Board, as provided in Section 2(c). Notwithstanding the foregoing, the grant of Awards will be approved by the Compensation Committee or a majority of the Company’s independent directors (as defined in Rule 5605(a)(2) of the NASDAQ Listing Rules) in order to comply with the exemption from the stockholder approval requirement for “inducement grants” provided under Rule 5635(c)(4) of the NASDAQ Listing Rules.

(b) Powers of the Compensation Committee. The Compensation Committee will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine: (A) which Eligible Individuals will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise the Award or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to an Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Compensation Committee, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Common Stock may be issued).

(v) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not impair a Participant’s rights under the Participant’s then outstanding Award without the Participant’s written consent, except as provided in subsection (vii) below.

(vi) To amend the Plan in any respect the Compensation Committee deems necessary or advisable, provided that the Company will seek stockholder approval of any amendment to the extent required by applicable law or listing requirements, and further provided that, except as provided in the Plan (including Section 2(b)(vii)) or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

(vii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, subject to any specified limits in the Plan that are not subject to Compensation Committee discretion; provided however, that a Participant’s rights under any Award will not be materially impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Compensation Committee may amend the terms of any one or more Awards without the affected Participant’s consent to bring the Award into compliance with Section 409A or to comply with other applicable laws or listing requirements.

(viii) Generally, to exercise such powers and to perform such acts as the Compensation Committee deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(ix) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Eligible Individuals who are foreign nationals or employed outside the United States provided, that Compensation Committee approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction.

(c) Delegation. The Compensation Committee may delegate some or all of the administration of the Plan to a subcommittee or members of the Board. If administration of the Plan is delegated to a subcommittee or members of the Board, the delegatee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Compensation Committee that have been so delegated, including the power to delegate to members of the subcommittee any of the powers the Compensation Committee is authorized to exercise (and references in this Plan to the Compensation Committee will thereafter be to the delegatee, as applicable). Any delegation of powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Compensation Committee (as applicable). The Compensation Committee may, at any time, abolish the subcommittee and/or revest in the Compensation Committee any powers delegated to the subcommittee.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or the Compensation Committee will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e) Cancellation and Re-Grant of Awards. Neither the Board nor the Compensation Committee will have the authority to: (i) reduce the exercise or strike price of any outstanding Option under the Plan, or (ii) cancel any outstanding Option that has an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other new Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

3. SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards from and after the Effective Date (the “Share Reserve”) will not exceed 2,000,000 shares. For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued under the Plan. Accordingly, this Section 3(a) does not limit the granting of Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b) Reversion of Shares to the Share Reserve. If an Award or any portion of an Award (i) expires or otherwise terminates without all of the shares covered by such Award having been issued or (ii) is settled in cash, such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to an Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on an Award or as consideration for the exercise or purchase price of an Award will again become available for issuance under the Plan.

(c) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4. ELIGIBILITY.

(a) Eligibility. Awards may only be granted under the Plan to Eligible Individuals.

(b) Approval Requirements. All Awards must be granted either by a majority of the Company’s independent directors or by the Compensation Committee comprised of independent directors within the meaning of Rule 5605(a)(2) of the NASDAQ Listing Rules.

5. PROVISIONS RELATING TO OPTIONS and SARs.

Each Option and SAR will be in such form and will contain such terms and conditions as the Compensation Committee deems appropriate. All Options will be Nonstatutory Stock Options. The provisions of separate Options and SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. No Option or SAR will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.

(b) Exercise Price. The exercise or strike price of each Option and the base value of each SAR will be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR, as applicable on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price (or base value, as applicable) lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Change in Control and in a manner consistent with the provisions of Section 409A and, if applicable, Section 424(a) of the Code.

(c) Purchase Price for Options. Where the exercise of an Award (or portion thereof) is to be accompanied by payment, payment of the exercise price must be made by cash or check acceptable to the Compensation Committee or, if so permitted by the Compensation Committee and if legally permissible, (i) through the delivery of previously acquired unrestricted shares of Common Stock, or the withholding of unrestricted shares of Common Stock otherwise deliverable upon exercise, in either case that have a Fair Market Value equal to the exercise price; (ii) through a broker-assisted cashless exercise program acceptable to the Compensation Committee; (iii) by other means acceptable to the Compensation Committee; or (iv) by any combination of the foregoing permissible forms of payment. The delivery of previously acquired shares in payment of the exercise price under clause (i) above may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Compensation Committee may prescribe.

(d) Transferability of Options and SARs. Except as the Compensation Committee otherwise expressly provides in accordance with the third sentence of this Section 5(d), Options and SARs may not be transferred other than by will or by the laws of descent and distribution. During a Participant’s lifetime, Options and SARs may be exercised only by the Participant. The Compensation Committee may permit the gratuitous transfer (i.e., transfer not for value) of Options and SARs, subject to applicable securities and other laws and such terms and conditions as the Compensation Committee may determine.

(e) Vesting. At the time of the grant of an Option or SAR, the Compensation Committee may impose such restrictions on or conditions to the vesting and exercisability of the Award as it, in its sole discretion, deems appropriate. Without limiting the foregoing, the Compensation Committee may at any time accelerate the vesting and/or exercisability of an Award (or any portion thereof), regardless of any adverse or potentially adverse tax or other consequences resulting from such acceleration.

(f) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise the Participant’s Option or SAR, as applicable (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date that is ninety (90) days following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Award as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise the Participant’s Award within the applicable time frame, the Award will automatically terminate without any consideration due.

(g) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise the Participant’s Option or SAR, as applicable (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date that is twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Award as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise the Participant’s Award within the applicable time frame, the Award will terminate.

(h) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Plan or the applicable Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR, as applicable, may be exercised (to the extent the Participant was entitled to exercise such Award as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Award by bequest or inheritance or by a person designated to exercise the Award upon the Participant’s death, but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Award as set forth in the Award Agreement. If, after the Participant’s death, the Award is not exercised within the applicable time frame, the Award will terminate.

(i) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR, as applicable, will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising the Participant’s Award from and after the time of such termination of Continuous Service.

6. PROVISIONS OF RESTRICTED STOCK UNIT AWARDS AND RESTRICTED STOCK.

(a) Restricted Stock Units and Restricted Stock. Each Award Agreement evidencing a grant of Restricted Stock or a Restricted Stock Unit Award will be in such form and will contain such terms and conditions as the Compensation Committee deems appropriate. The terms and conditions of Award Agreements may change from time to time, and the terms and conditions of separate Award Agreements need not be identical. Each Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award or Restricted Stock, the Compensation Committee will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to an Award may be paid in any form of legal consideration that may be acceptable to the Compensation Committee, in its sole discretion, and permissible under applicable law.

(ii) Transferability of Restricted Stock Unit Awards and Restricted Stock. Except as the Compensation Committee otherwise expressly provides in accordance with the second sentence of this Section 6(a)(ii), Restricted Stock Unit Awards and Restricted Stock may not be transferred other than by will or by the laws of descent and distribution. The Compensation Committee may permit the gratuitous transfer (i.e., transfer not for value) of such Awards, subject to applicable securities and other laws and such terms and conditions as the Compensation Committee may determine.

(iii) Vesting. At the time of the grant of a Restricted Stock Unit Award or Restricted Stock, the Compensation Committee may impose such restrictions on or conditions to the vesting of the Award as it, in its sole discretion, deems appropriate. Without limiting the foregoing, the Compensation Committee may at any time accelerate the vesting of the Award (or any portion thereof), regardless of any adverse or potentially adverse tax or other consequences resulting from such acceleration.

(iv) Settlement. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Compensation Committee and contained in the Award Agreement.

(v) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Compensation Committee, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(vi) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Compensation Committee and contained in the Award Agreement. At the sole discretion of the Compensation Committee, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Compensation Committee. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Award Agreement to which they relate.

(vii) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Award Agreement, such portion of the Restricted Stock Unit Award or such share of Restricted Stock that have not vested will be automatically forfeited upon the Participant’s termination of Continuous Service for any reason without any consideration due.

7. SECURITIES LAW COMPLIANCE; NO COMPANY OBLIGATIONS.

(a) Securities Law Compliance. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove any restriction from shares of Common Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Common Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. The Company may require, as a condition to the exercise of an Award or the delivery of shares of Common Stock under an Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act of 1933, as amended, or any applicable state or non-U.S. securities law. Any Common Stock delivered to Participants under the Plan will be evidenced in such manner as the Compensation Committee determines appropriate, including book-entry registration or delivery of stock certificates. In the event that the Compensation Committee determines that stock certificates will be issued in connection with Common Stock issued under the Plan, the Compensation Committee may require that such certificates bear an appropriate legend reflecting any restriction on transfer applicable to such Common Stock, and the Company may hold the certificates pending the lapse of the applicable restrictions. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(b) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

(c) Limitation of Liability. Notwithstanding anything to the contrary in the Plan or any Award, neither the Company, nor any of its Subsidiaries, nor the Board, nor any person acting on behalf of the Company, any of its Subsidiaries, or the Board, will be liable to any Participant, to any permitted transferee, to the estate or beneficiary of any Participant or any permitted transferee, or to any other person by reason of any acceleration of income, any additional tax, or any penalty, interest or other liability asserted by reason of the failure of an Award to satisfy the requirements of Section 409A or by reason of Section 4999 of the Code, or otherwise asserted with respect to any Award.

8. MISCELLANEOUS.

(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock issued pursuant to Awards will constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board or Compensation Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate the employment of an Employee with or without notice and with or without Cause.

(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of the Participant’s services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant becomes an Employee of the Company and such Participant has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Award to the Participant, the Compensation Committee has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that the Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(g) Taxes. The grant of an Award and the issuance, delivery, vesting and retention of Common Stock, cash or other property under an Award are conditioned upon the full satisfaction by the Participant of all tax and other withholding requirements with respect to the Award. The Compensation Committee will prescribe such rules for the withholding of taxes and other amounts with respect to any Award as it deems necessary. Without limitation to the foregoing, the Company or any parent or Subsidiary of the Company will have the authority and the right to deduct or withhold (by any means set forth herein or in an Award Agreement), or require a Participant to remit to the Company or a parent or Subsidiary of the Company, an amount sufficient to satisfy all U.S. and non-U.S. federal, state and local income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to participation in the Plan and legally applicable to the Participant and required by law to be withheld (including, any amount deemed by the Company, in its discretion, to be an appropriate charge to the Participant even if legally applicable to the Company or any parent or Subsidiary of the Company). The Compensation Committee, in its sole discretion, may hold back shares of Common Stock from an Award or permit a Participant to tender previously-owned shares of Common Stock in satisfaction of tax or other withholding requirements (but not in excess of the maximum withholding amount consistent with the Award being subject to equity accounting treatment under the Accounting Rules). Any amounts withheld pursuant to this Section 8(g) will be treated as though such payment had been made directly to the Participant. In addition, the Company may, to the extent permitted by law, deduct any such tax and other withholding amounts from any payment of any kind otherwise due to a Participant from the Company or any parent or Subsidiary of the Company.

(h) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(i) Deferrals. To the extent permitted by applicable law, the Compensation Committee, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A. Consistent with Section 409A, the Compensation Committee may provide for distributions while a Participant is still an Employee or otherwise providing services to the Company. The Compensation Committee is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(j) Compliance with Section 409A.

(i) Without limiting the generality of Section 7(c) hereof, each Award will contain such terms as the Compensation Committee determines and will be construed and administered, such that the Award either qualifies for an exemption from the requirements of Section 409A or satisfies such requirements.

(ii) Notwithstanding anything to the contrary in the Plan or any Award Agreement, the Compensation Committee may unilaterally amend, modify or terminate the Plan or any outstanding Award, including but not limited to changing the form of the Award, if the Compensation Committee determines that such amendment, modification or termination is necessary or desirable to avoid the imposition of an additional tax, interest or penalty under Section 409A.

(iii) If a Participant is determined on the date of the Participant’s termination of employment to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B) of the Code, then, with regard to any payment that is considered nonqualified deferred compensation under Section 409A, to the extent applicable, payable on account of a “separation from service”, such payment will be made or provided on the date that is the earlier of (i) the first business day following the expiration of the six-month period measured from the date of such “separation from service” and (ii) the date of the Participant’s death (the “Delay Period”). Upon the expiration of the Delay Period, all payments delayed pursuant to this Section 8(j)(iii) (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such delay) will be paid, without interest, on the first business day following the expiration of the Delay Period in a lump sum and any remaining payments due under the Award will be paid in accordance with the normal payment dates specified for them in the applicable Award Agreement.

(iv) For purposes of Section 409A, each payment made under the Plan or any Award will be treated as a separate payment.

(v) With regard to any payment considered to be nonqualified deferred compensation under Section 409A, to the extent applicable, that is payable upon a change in control of the Company or other similar event, to the extent required to avoid the imposition of an additional tax, interest or penalty under Section 409A, no amount will be payable unless such change in control constitutes a “change in control event” within the meaning of Section 1.409A-3(i)(5) of the Treasury Regulations.

(k) Clawback/Recovery. The Board may provide in any case that any outstanding Award (whether or not vested or exercisable), the proceeds from the exercise or disposition of any Award or Common Stock acquired under any Award, and any other amounts received in respect of any Award or Common Stock acquired under any Award will be subject to forfeiture and disgorgement to the Company, with interest and other related earnings, if the Participant to whom the Award was granted is not in compliance with any provision of the Plan or any applicable Award, any non-competition, non-solicitation, no-hire, non-disparagement, confidentiality, invention assignment, or other restrictive covenant by which he or she is bound. Each Award will be subject to any policy of the Company or any of its Subsidiaries that relates to trading on non-public information and permitted transactions with respect to shares of Common Stock, including limitations on hedging and pledging. In addition, each Award will be subject to any policy of the Company or any of its Affiliates that provides for forfeiture, disgorgement, or clawback with respect to incentive compensation that includes Awards under the Plan and will be further subject to forfeiture and disgorgement to the extent required by law or applicable stock exchange listing standards, including, without limitation, Section 10D of the Exchange Act. Each Participant, by accepting or being deemed to have accepted an Award under the Plan, agrees (or will be deemed to have agreed) to the terms of this Section 8(k) and any clawback, recoupment or similar policy of the Company or any of its subsidiaries and further agrees (or will be deemed to have further agreed) to cooperate fully with the Board, and to cause any and all permitted transferees of the Participant to cooperate fully with the Board, to effectuate any forfeiture or disgorgement described in this Section 8(k). Neither the Board nor the Company nor any other person, other than the Participant and his or her permitted transferees, if any, will be responsible for any adverse tax or other consequences to a Participant or his or her permitted transferees, if any, that may arise in connection with this Section 8(k).

9. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Common Stock, the Board shall, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made to (i) the maximum numbers and kind of shares provided in Section 3(a) hereof, (ii) the numbers and kind of shares of Common Stock, units, or other rights subject to then outstanding Awards, (iii) the price for each share or unit or other right subject to then outstanding Awards, (iv) the performance measures or goals relating to the vesting of an Award and (v) any other terms of an Award that are affected by the event to prevent dilution or enlargement of a Participant’s rights under an Award.

(b) Effect of Change in Control.

(i) The Compensation Committee may, at the time of the grant of an Award and as set forth in an Award Agreement, provide for the effect of a “Change in Control” on an Award. Such provisions may include any one or more of the following: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Award, (ii) the elimination or modification of performance or other conditions related to the payment or other rights under an Award, (iii) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Board, or (iv) such other modification or adjustment to an Award as the Board or the Compensation Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control. To the extent necessary for compliance with Section 409A, an Award Agreement shall provide that an Award subject to the requirements of Section 409A that would otherwise become payable upon a Change in Control shall only become payable to the extent that the requirements for a “change in control” for purposes of Section 409A have been satisfied.

(ii) Notwithstanding anything to the contrary set forth in the Plan, unless otherwise provided by an Award Agreement, upon or in anticipation of any Change in Control, the Compensation Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control: (i) cause any or all outstanding Awards held by Participants affected by the Change in Control to become vested and immediately exercisable, as applicable, in whole or in part; (ii) cause any Award (or portion thereof) held by Participants affected by the Change in Control to become non-forfeitable, in whole or in part; (iii) cancel any Award in exchange for a substitute option or other award in a manner consistent with the requirements of Treasury Regulation. §1.424-1(a) or §1.409A-1(b)(5)(v)(D), as applicable (notwithstanding the fact that the original Award may never have been intended to satisfy the requirements for treatment as an “incentive stock option” within the meaning of Section 422 of the Code); (iv) cancel (or cause to be forfeited, in the case of Restricted Stock) any Award (vested or unvested) held by a Participant affected by the Change in Control in exchange for cash and/or other substitute consideration with a value equal to (A) the number of shares of Common Stock subject to that Award, multiplied by (B) the excess, if any, of either (x) the Fair Market Value per share of Common Stock on the date of the Change in Control or (y) the per share consideration payable to the Company’s shareholders pursuant to the definitive written agreement entered into by the Company with respect to such Change in Control (such per share consideration, the “Transaction Consideration”), over the exercise price or base value of the Award, as applicable (if any); provided, that if the Fair Market Value per share of Common Stock on the date of the Change in Control or the Transaction Consideration does not exceed the exercise price or base value, as applicable, of any such Award, the Compensation Committee may cancel that Award without any payment of consideration therefor; or (v) make such other modifications, substitutions, adjustments or amendments to outstanding Awards or this Plan as the Compensation Committee deems necessary or appropriate.

10. PLAN TERM; EARLIER TERMINATION OR SUSPENSION OF THE PLAN.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan will not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.

11. EFFECTIVE DATE OF THE PLAN.

The Plan will become effective on the Effective Date.

12. CHOICE OF LAW.

The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13. DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Accounting Rules” means Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor provision.

(b) “Affiliate” means, with respect to a Person, a Person that directly or indirectly Controls, or is Controlled by, or is under common Control with, such Person.

(c) “Award” means any award granted under the Plan that is convertible into or otherwise based on Common Stock, including a Nonstatutory Stock Option, Restricted Stock Unit Award, SAR or share of Restricted Stock.

(d) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(e) “Board” means the board of directors of the Company.

(f) “Cause” means (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates public disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ operations or financial performance or the relationship the Company has with its customers, (ii) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of his or her employment; (iii) refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (v) below) to the Company or its Affiliates (other than due to a Disability), which refusal, if curable, is not cured within 10 days after delivery of written notice thereof; (iv) material breach of any agreement with or duty owed to the Company or any of its Affiliates (other than any breach of the type described in clause (v) below), which breach, if curable, is not cured within 10 days after the delivery of written notice thereof; or (v) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

(g) “Change in Control” means, unless otherwise provided in an Award Agreement, the occurrence of any one of the following events:

(i) any “person,” including a “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company, any entity controlling, controlled by or under common control with the Company, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any such entity, and, with respect to any particular Participant, the Participant and any “group” (as such term is used in Section 13(d)(3) of the Exchange Act) of which the Participant is a member), is or becomes the “beneficial owner” (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of either (A) the combined voting power of the Company’s then outstanding securities or (B) the then outstanding shares of Common Stock (in either such case other than as a result of an acquisition of securities directly from the Company); or

(ii) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any); or

(iii) there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by “persons” (as defined above) in substantially the same proportion as their ownership of the Company immediately prior to such sale or (B) the approval by stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

(iv) the members of the Board at the beginning of any consecutive 24-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any Director whose election, or nomination for election by the Company’s stockholders, was approved or ratified by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director.

Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “change in control” or a similar term, then with respect to such agreement, “Change in Control” shall have the meaning defined in that employment agreement, consulting agreement or other agreement; provided further that no event or condition shall constitute a Change in Control to the extent that, if it were, a 20% tax would be imposed under Section 409A; provided that, in such a case, the event or condition shall continue to constitute a Change in Control to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

(h) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(i) “Common Stock” means the common stock of the Company.

(j) “Company” means Provention Bio, Inc., a Delaware corporation.

(k) “Compensation Committee” means the independent compensation committee of the Board within the meaning of Rule 5635(c)(4) of the NASDAQ Listing Rules.

(l) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person. Consultants are not eligible to receive Awards under the Plan with respect to their service in such capacity.

(m) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Compensation Committee, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Compensation Committee may determine whether Continuous Service will be considered interrupted in the case of (i) any approved leave of absence, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(n) “Control” means, as to any Person, the power to direct or cause the direction of the management and policies of such Person, or the power to appoint directors of the Company, whether through the ownership of voting securities, by contract or otherwise (the terms “Controlled by” and “under common Control with” shall have correlative meanings)

(o) “Director” means a member of the Board. Directors are not eligible to receive Awards under the Plan with respect to their service in such capacity.

(p) “Disability” means a Participant being considered “disabled” within the meaning of Section 409A and Treasury Regulation 1.409A-3(i)(4), as well as any successor regulation or interpretation.

(q) “Effective Date” means the date this Plan document is approved by the Board.

(r) “Eligible Individual” means an individual not previously an Employee or Director of the Company, or an individual following a bona fide period of non-employment with the Company, within the meaning of Rule 5635(c)(4) of the NASDAQ Listing Rules.

(s) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(t) “Entity” means a corporation, partnership, limited liability company or other entity.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(v) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Section 409A.

(a) “Nonstatutory Stock Option” means an option to purchase shares of Common Stock of the Company granted pursuant to the Plan that does not qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

(b) “Option” means a Nonstatutory Stock Option.

(c) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(d) “Person” shall mean any individual, partnership, firm, trust, corporation, limited liability company or other similar entity. When two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of Common Stock, such partnership, limited partnership, syndicate or group shall be deemed a “Person”.

(e) “Plan” means this Provention Bio, Inc. 2020 Inducement Plan.

(f) “Restricted Stock” means Common Stock subject to restrictions requiring that it be forfeited, redelivered or offered for sale to the Company if specified performance or other vesting conditions are not satisfied.

(g) “Restricted Stock Unit Award” means a right to receive shares of Common Stock, or cash in lieu of shares of Common Stock, which is granted pursuant to the Plan.

(h) “SAR” means a right entitling the holder upon exercise to receive an amount (payable in cash or in shares of Common Stock of equivalent value) equal to the excess of the Fair Market Value of the shares of Common Stock subject to the right over the base value from which appreciation under the SAR is to be measured.

(i) “Section 409A” means Section 409A of the Code and the regulations thereunder.

(j) “Securities Act” means the Securities Act of 1933, as amended.

(k) “Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or Controlled, directly or indirectly, by the Company.